UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________

FORM 8-K
____________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2019 (October 15, 2019)
____________________

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38341	52-2126573
(Commission File Number)	(IRS Employer Identification No.)

600 Telephone Avenue, Anchorage, Alaska 99503-6091

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code) (907) 297-3000

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.           Entry into a Material Definitive Agreement.

On October 15, 2019, Alaska Communications Systems Group, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., as rights agent (the “Rights Agent”), entered into an amendment (the “Amendment”) to the Company’s Tax Benefits Preservation Plan, dated as of January 8, 2018 (the “Tax Benefits Preservation Plan”).

The Amendment accelerates the final expiration date of the Company’s preferred share purchase rights (the “Rights”) that were distributed to holders of the Company’s common stock pursuant to the Tax Benefits Preservation Plan (the “Rights”) from January 8, 2021 to 5:00 p.m., New York City time, on October 17, 2019. As a result, the Rights have expired and the Tax Benefits Preservation Plan has terminated.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of each of (i) the Tax Benefits Preservation Plan which was attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 9, 2018 and is incorporated herein by reference, and (ii) the Amendment which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02.           Termination of a Material Definitive Agreement.

See the description set forth in “Item 1.01 — Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 1.02.

Item 3.03.           Material Modification to Rights of Security Holders.

See the description set forth in “Item 1.01 — Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 3.03.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with termination of the Tax Benefits Preservation Plan and pursuant to Section 151(g) of the Delaware General Corporation Law, the Company intends to cause a Certificate of Elimination (the “Certificate of Elimination”) to be executed and filed with the Secretary of State of the State of Delaware on or about October 17, 2019 to eliminate the 145,000 authorized shares of preferred stock of the Company that were designated as Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), by a Certificate of Designation (the “Series A Certificate of Designation”) filed with the Office of the Secretary of State of the State of Delaware on January 9, 2018, which certificate established the voting powers, designations, preferences and relative, participating and other rights, and the qualifications, limitations and restrictions of the Series A Preferred Stock. As a result of the filing of the Certificate of Elimination, all 145,000 shares of Series A Preferred Stock resumed the status of authorized and undesignated shares of preferred stock, par value $0.01 per share, of the Company. The foregoing summary of the Certificate of Elimination is qualified in its entirety by reference to the Certificate of Elimination attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d)      Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit	Description
4.1

Amendment No. 1, dated as of October 15, 2019, to the Tax Benefits Preservation Plan, dated as of January 8, 2018, by and between Alaska Communications Systems Group, Inc. and Computershare Trust Company, N.A., as Rights Agent.

4.2	Certificate of Elimination of the Series A Junior Participating Preferred Stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
(Registrant)

Date: October 18, 2019	By:	/s/ Leonard A. Steinberg
Corporate Secretary